Park Sterling Corporation
2015Q2 Earnings Conference Call

(NASDAQ: PSTB)

PARKSTERLING
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July 23, 2015

Forward Looking Statements and Non-GAAP Measures

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: increases in expected costs or decreases in expected savings or difficulties related to merger integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of de novo branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve targeted adjusted noninterest expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Second Quarter Highlights

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Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported record operating results
  - Net income increased $486,000 (13%) to record $4.3 million, or $0.10 per share
  - Adjusted net income* increased $515,000 (13%) to record $4.4 million, or $0.10 per share
  - Organic loan growth (excluding LHFS) of $42.6 million, or 11% annualized growth rate
  - Record income from wealth management activities of $906,000
  - Record discretionary assets held under management of $438.3 million
  - Record production in mortgage banking originations of $71.7 million
  - Adjusted noninterest expenses to adjusted operating revenues* decreased 380 basis points to 72.5%
  - Nonperforming loans to total loans decreased 8 basis points to 0.52%
  - Nonperforming assets to total assets decreased 8 basis points to 0.75%
  - Tangible common equity to tangible assets* remained strong at 9.99%
  - Declared cash dividend on common shares of $0.03 per share (July 2015)

- Continued focus on improving operating efficiency
  - Opened second *de novo* branch in Greater Richmond market
  - Introduced high-yield money market deposit account strategy in Greater Richmond
  - Rolled-out beta testing for new online and mobile treasury services platforms (July 2015)
  - Continue to selectively rationalize staffing levels for investment in higher return opportunities

- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to March 31, 2015 and the three months then ended.

Earnings Profile

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Three Month Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Net Income					
Total interest income	$ 21,157	$ 22,586	$ 22,348	$ 22,185	$ 22,458
Total interest expense	2,078	1,854	1,792	1,759	1,842
Net interest income	19,079	20,732	20,556	20,426	20,616
Provision for loan losses	(365)	(484)	(420)	180	134
Net interest income after provision	19,444	21,216	20,976	20,246	20,482
Noninterest income	3,978	3,138	3,351	4,501	4,292
Noninterest expense	18,236	20,648	19,307	19,139	18,232
Pretax income	5,186	3,706	5,020	5,608	6,542
Income tax expense	1,760	1,254	1,564	1,825	2,273
Net income	$ 3,426	$ 2,452	$ 3,456	$ 3,783	$ 4,269
Net income per share	$ 0.08	$ 0.06	$ 0.08	$ 0.09	$ 0.10
Weighted average dilutive shares	*44,213,802*	*44,233,532*	*44,323,628*	*44,326,833*	*44,301,895*
Adjusted Net Income*					
Reported pretax income	$ 5,186	$ 3,706	$ 5,020	$ 5,608	$ 6,542
Plus: merger-related expenses	594	2,229	712	122	167
Less: loss on sale of securities	33	63	-	-	-
Adjusted pretax income	5,813	5,998	5,732	5,730	6,709
Income tax expense	1,972	2,030	1,786	1,867	2,331
Adjusted net income	$ 3,841	$ 3,968	$ 3,946	$ 3,863	$ 4,378
Adjusted net income per share	$ 0.09	$ 0.09	$ 0.09	$ 0.09	$ 0.10
Memo Items					
Noninterest expense to operating revenue	79.1%	86.5%	80.8%	76.8%	73.2%
Adj. noninterest expense to adj. operating revenue*	76.4%	77.0%	77.8%	76.3%	72.5%

*(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

- Net income increased $486,000 (13%) to a record $4.3 million, or $0.10 per share, in 2015Q2 compared to $3.8 million, or $0.09 per share, in 2015Q1
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $515,000 (13%) to a record $4.4 million, or $0.10 per share, compared to $3.9 million, or $0.09 per share in 2015Q1
  - Net interest income increased as a result of higher average earning assets and an additional day in the quarter (see page 5)
  - Provision expense decreased $46,000 (26%) to $134,000
  - Noninterest income decreased as a $215,000 reduction in BOLI income from lower death benefits offset a net increase in customer-related activity (see page 6)
  - Noninterest expenses decreased as a result of the absence of several unusual items in 2015Q1 (see page 7)
- Adjusted noninterest expenses to adjusted operating revenue* decreased 380 basis points to 72.5%, marking good progress toward our < 70% year-end objective

Net Interest Income

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Three Month Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Average Balance					
Loans, including LHFS	$ 1,397,158	$ 1,515,671	$ 1,561,246	$ 1,602,486	$ 1,643,844
Marketable securities	428,996	488,596	488,086	492,582	488,767
Other earning assets	112,305	62,639	57,742	60,930	52,828
Total earning assets	1,938,459	2,066,906	2,107,074	2,155,998	2,185,439
Interest-bearing deposits	1,492,529	1,536,173	1,538,944	1,527,111	1,529,285
Borrowed funds	87,556	146,401	172,953	227,775	227,734
Total interest-bearing liabilities	1,580,085	1,682,574	1,711,897	1,754,886	1,757,019
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 18,734	$ 19,725	$ 19,482	$ 19,111	$ 19,667
Marketable securities	2,285	2,735	2,736	2,929	2,651
Other earning assets	138	126	130	145	140
Total interest income	21,157	22,586	22,348	22,185	22,458
Interest expense - deposits	(1,443)	(1,341)	(1,263)	(1,227)	(1,284)
Interest expense - borrowed funds	(635)	(513)	(529)	(532)	(558)
Total interest expense	(2,078)	(1,854)	(1,792)	(1,759)	(1,842)
Net interest income	$ 19,079	$ 20,732	$ 20,556	$ 20,426	$ 20,616
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.38%	5.16%	4.95%	4.84%	4.80%
Marketable securities	2.14%	2.22%	2.22%	2.41%	2.18%
Other earning assets	0.49%	0.80%	0.89%	0.97%	1.06%
Total earning assets	4.38%	4.34%	4.21%	4.17%	4.12%
Interest-bearing deposits	-0.39%	-0.35%	-0.33%	-0.33%	-0.34%
Borrowed funds	-2.91%	-1.39%	-1.21%	-0.95%	-0.98%
Total interest-bearing liabilities	-0.53%	-0.44%	-0.42%	-0.41%	-0.42%
Net interest spread	3.85%	3.90%	3.79%	3.77%	3.70%
Net interest margin	3.95%	3.98%	3.87%	3.84%	3.78%
Adjusted net interest margin*	3.93%	3.95%	3.85%	3.78%	3.77%

- Net interest income increased $190,000 (1%) in 2015Q2 to $20.6 million
  - Average earning assets increased $29.4 million (1%) to $2.19 billion
    - Driven by organic growth as average loans, including LHFS, increased $41.4 million (3%, or 10% annualized) to $1.64 billion
  - Benefitted from one additional day in 2015Q2 compared to 2015Q1
  - Net interest margin decreased 6 basis points to 3.78%
    - Loan yields decreased 4 basis point to 4.80%, driven by continued competitive pricing pressure
    - Marketable securities yields decreased 23 basis points to 2.18%, driven by the absence of $267,000 in income from the early redemption of securities in 2015Q1
  - Adjusted net interest margin* decreased 1 basis point in 2015Q2 to 3.77%
    - Excludes accelerated accretion of $52,000 in 2015Q2 and $79,000 in 2015Q1, as well as $267,000 in income from the early redemption of securities in 2015Q1

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

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Three Month Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Noninterest Income					
Service charges on deposit accts	$ 1,001	$ 1,137	$ 1,109	$ 1,019	$ 1,107
Mortgage banking income	653	822	922	951	956
Income from wealth mgmt activities	773	783	869	862	906
ATM and card income, net	726	631	727	694	629
Income from bank-owned life insurance (BOLI)	525	552	491	768	553
Income from capital markets activities	35	364	149	398	394
(Loss) on sale of securities	(33)	(63)	-	-	-
Amortization of indemnification asset	(738)	(1,345)	(1,224)	(394)	(165)
Other noninterest income	1,036	257	308	203	(88)
Total noninterest income	$ 3,978	$ 3,138	$ 3,351	$ 4,501	$ 4,292
Adjusted Noninterest Income*					
Total noninterest income	$ 3,978	$ 3,138	$ 3,351	$ 4,501	$ 4,292
Less: (loss) on sale of securities	33	63	-	-	-
Adjusted noninterest income	$ 4,011	$ 3,201	$ 3,351	$ 4,501	$ 4,292
Memo Items					
Discretionary assets held	$ 389,752	$ 393,860	$ 405,772	$ 406,541	$ 438,289
Non-discretionary assets held	49,711	48,419	36,671	36,874	36,067
Total wealth management assets	$ 439,463	$ 442,279	$ 442,443	$ 443,415	$ 474,356
Mortgage origination - purchase	$ 21,354	$ 19,802	$ 21,759	$ 15,497	$ 28,536
Mortgage origination - refinance	12,644	13,169	18,179	21,593	18,479
Mortgage origination - construction	21,405	21,029	18,419	20,281	24,694
Total mortgage origination	$ 55,403	$ 54,000	$ 58,357	$ 57,371	$ 71,709
Bank-owned life insurance death benefit	-	-	-	272	47
Gain on sale of MasterCard shares	936	-	-	-	-

- Noninterest income decreased $209,000 (5%) in 2015Q2 to $4.3 million, despite a net improvement in customer-related activities
  - Service charges on deposit accounts increased $88,000 (9%)
  - Mortgage banking income increased $5,000 (1%), and production increased $14.3 million to record $71.7 million
  - Wealth management income increased $44,000 (5%), and discretionary assets increased $31.7 million to record $438.3 million
  - ATM and card income decreased $65,000 (9%), driven by $103,000 increase in expense related to special marketing program
  - Capital markets activity was essentially flat
- Results from non-customer activities were more uneven
  - $215,000 (28%) decrease in BOLI income, driven by lower death benefit
  - $229,000 (58%) decrease in amortization of indemnification asset, reflecting aging loss share agreements
  - $291,000 (143%) decrease in other noninterest income
    - $250,000 decrease in SBIC income due to reclassifying income to return of capital following receipt of final 2014 partnership documentation

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

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Three Month Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Noninterest Expenses					
Salaries and employee benefits	$ 9,684	$ 10,240	$ 10,386	$ 10,431	$ 10,021
Occupancy and equipment	2,249	3,527	2,627	2,555	2,491
Data processing and service fees	1,544	1,907	1,652	1,648	1,640
Legal and professional fees	1,122	887	816	798	660
Deposit charges and FDIC insurance	368	441	442	392	433
Loss on disposal of fixed assets	80	317	2	237	113
Communication fees	538	480	519	578	541
Postage and supplies	170	176	146	149	116
Loan and collection expense	304	298	461	154	242
Core deposit intangible amortization	317	347	348	347	347
Advertising and promotion	223	564	474	374	304
Net cost of operation of OREO	206	343	215	35	232
Other noninterest expense	1,431	1,121	1,219	1,441	1,092
Total noninterest expenses	$ 18,236	$ 20,648	$ 19,307	$ 19,139	$ 18,232
Memo Items					
Total noninterest expenses	$ 18,236	$ 20,648	$ 19,307	$ 19,139	$ 18,232
Merger-related expense	594	2,229	712	122	167
Adjusted noninterest expenses*	$ 17,642	$ 18,419	$ 18,595	$ 19,017	$ 18,065
Severance expense	$ -	$ -	$ -	$ 225	$ 116
Branch closure writedown	-	-	-	233	109
Bankcard operational charge-off	-	-	-	385	(133)
FTE headcount (#)	541	528	534	503	503

- Noninterest expenses decreased $907,000 (5%) in 2015Q2 to $18.2 million
  - Aided by $776,000 (92%) decrease in unusual severance expense, branch closure writedowns and bankcard operational charge-offs reported in 2015Q1 (see "Memo Items" in table)
- Adjusted noninterest expenses* (excludes merger-related expenses) decreased $952,000 (5%) in 2015Q2 to $18.1 million
  - Aided by decrease in unusual items noted above as well as by continued focus on expense discipline
    - Salaries and employee benefits decreased $410,000 (4%)
    - Occupancy and equipment decreased $64,000 (3%)
    - Legal and professional decreased $108,000 (15%)
    - Loss on disposal of fixed assets decreased $124,000 (52%)
    - Communication fees decreased $129,000 (22%)
    - Postage and supplies decreased $36,000 (24%)
    - Advertising and promotion decreased $70,000 (19%)

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Financial Review:

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%) (annualized)*



1.20
1.00
0.80
0.60
0.40
0.20
-
0.71
0.68
0.67
0.66
0.73
0.63
0.42
0.59
0.64
0.71
1.00 0.88 0.62
1.05 0.90 0.64
1.06 0.88 0.79
0.96 0.92 0.58
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*



12.00
10.00
8.00
6.00
4.00
2.00
-
5.79
5.79
5.72
5.63
6.26
5.16
3.58
5.01
5.52
6.10
9.18 7.53 6.62
9.70 8.06 6.09
9.89 7.39 6.51
8.77 7.17 6.38
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.95
3.98
3.87
3.84
3.78
3.93
3.95
3.85
3.78
3.77
4.48 4.07 3.68
4.54 4.08 3.59
4.46 3.86 3.52
4.27 3.75 3.49
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB (adj)
PSTB

Adjusted Noninterest Expense to Average Assets (%) (annualized)*



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.37
3.55
3.27
3.26
3.04
3.26
3.17
3.15
3.24
3.01
3.74 3.55 3.19
4.02 3.36 3.21
4.00 3.30 2.94
3.66 3.23 2.92
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB (adj)
PSTB

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Balance Sheet Trends

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Period-End Balance Sheet Composition

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Cash and equivalents	$ 69,020	$ 58,853	$ 51,390	$ 63,123	$ 44,342
Total securities (including non-marketable)	474,740	494,456	502,956	503,027	527,622
Loans held for sale	6,388	4,763	11,602	9,987	10,701
Loans	1,474,898	1,553,392	1,580,693	1,614,852	1,657,463
Allowance for loan losses	(9,178)	(9,458)	(8,262)	(8,590)	(8,468)
Premises and equipment, net	59,362	59,334	59,247	58,796	58,979
FDIC loss share receivable	6,993	5,078	3,964	2,333	1,209
OREO	16,008	13,273	11,990	10,283	9,788
Bank-owned life insurance	56,831	57,293	57,712	57,494	57,823
Deferred tax asset	37,648	37,560	35,696	33,314	32,137
Goodwill and intangibles	40,851	40,504	40,157	39,809	39,462
Other assets	11,993	11,249	12,085	13,436	12,822
Total assets	$2,245,554	$2,326,297	$2,359,230	$2,397,864	$2,443,880
Total deposits	1,862,707	1,864,608	1,851,354	1,884,137	1,874,941
Total borrowings	86,819	163,413	203,583	203,752	258,922
Other liabilities	26,481	27,105	29,188	30,857	30,274
Total liabilities	1,976,007	2,055,126	2,084,125	2,118,746	2,164,137
Shareholders' equity	269,547	271,171	275,105	279,118	279,743
Total liabilities and shareholders' equity	$2,245,554	$2,326,297	$2,359,230	$2,397,864	$2,443,880
Memo Items					
Covered loans	$ 55,532	$ 49,834	$ 42,339	$ 38,092	$ 20,348
Covered loans to total loans (%)	3.8%	3.2%	2.7%	2.4%	1.2%
Covered OREO	$ 5,234	$ 4,703	$ 3,011	$ 1,713	$ 884
Covered OREO to total OREO (%)	32.7%	35.4%	25.1%	16.7%	9.0%
Tangible book value per share*	$ 5.21	$ 5.25	$ 5.35	$ 5.44	$ 5.47
Tangible common equity to tangible assets*	10.37%	10.09%	10.13%	10.15%	9.99%
Period end dilutive shares	*43,914,300*	*43,919,348*	*43,938,701*	*43,995,016*	*43,925,155*

- Total assets increased $46.0 million (2%) in 2015Q2 to $2.44 billion driven by organic loan growth
  - Total loans, excluding LHFS, increased $42.6 million (3%, or 11% annualized) to $1.66 billion (see pages 11 & 12)
  - Cash and equivalents decreased $18.8 million (30%) to $44.3 million
- Total liabilities increased $45.4 million (2%) in 2015Q2 to $2.16 billion, driven by an increase in total borrowings (see page 13)
- Total capital increased $625,000 (0%) in 2015Q2 to $279.7 million, as retained earnings were partially offset by stock repurchases and higher unrealized losses on AFS securities
  - Tangible common equity to tangible assets* decreased to 9.99%
  - Tangible book value per share* increased to $5.47
  - Declared $0.03 per share dividend on common shares (July 2015)
- Repurchased approximately 146,000 shares during the quarter under previously announced 2.2 million repurchase program

(Unaudited; 2014Q4 derived from audited financial statements, revised to reflect measurement period adjustments to goodwill. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Marketable Securities Portfolio

Marketable Securities ($)


$500,000
$400,000
$300,000
$200,000
$100,000
$-
$468,834
$484,725
$491,424
$491,864
$514,122
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2

Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2.1%
2.7%
17.6%
13.5%
31.7%
32.4%
1.2%
2.7%
11.9%
13.0%
32.3%
38.9%
1.2%
2.6%
13.6%
12.8%
31.0%
38.7%
0.8%
2.6%
14.5%
11.8%
33.1%
37.2%
0.7%
3.0%
13.8%
11.2%
33.9%
37.3%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Securities Mix by Accounting Designation (%)


100%
50%
0%
25.4%
74.6%
24.2%
75.8%
23.6%
76.4%
22.1%
77.9%
21.7%
78.3%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
% AFS securities
% HTM securities

- Marketable securities increased $22.3 million (5%) to $514.1 million in 2015Q2 as the company took advantage of an increase in market interest rates to redeploy cash
  - Agency pass-through held essentially flat at 37.3% of total marketable securities
  - Agency CMOs increased from 33.1% to 33.9% of total marketable securities
  - CMBS decreased from 11.8% to 11.2% of total marketable securities
  - ABS decreased from 14.5% to 13.8% of total marketable securities
  - Municipals increased from 2.6% to 3.0% of total marketable securities
- HTM decreased slightly from 22.1% to 21.7% of total securities
- Asset-backed securities included one CLO totaling $5.0 million in FMV at 2015Q2 that does not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $33,000 (if not compliant prior to July 2017 deadline)

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

Loan Portfolio (excluding LHFS)

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Loans by Accounting Designation($)



$1,700,000
$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
$300,000
$100,000
$(100,000)
$1,474,898
$164,196
$409,812
$900,890
$1,553,392
$149,652
$388,243
$1,015,497
$1,580,693
$133,241
$364,789
$1,082,663
$1,614,852
$119,943
$341,078
$1,153,831
$1,657,463
$112,819
$317,394
$1,227,250
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.5%
10.4%
13.2%
9.2%
31.2%
30.5%
5.7%
10.0%
12.8%
9.1%
29.9%
32.5%
5.3%
9.8%
13.0%
9.9%
29.8%
32.2%
5.6%
9.6%
13.0%
10.1%
29.2%
32.5%
5.9%
9.5%
13.0%
10.1%
30.1%
31.4%
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

- Total loans, excluding LHFS, increased $42.6 million (3%, or 11% annualized) in 2015Q2 to $1.66 billion
  - Driven by continued strength in new origination activity, primarily in our Metro Markets (see page 12)
- In terms of loans by accounting designation in 2015Q2
  - Non-acquired loans increased $73.4 million (6%, or 26% annualized) to $1.23 billion, driven by new origination activity and continued transfers (renewed or restructured) from acquired performing loans
  - Acquired performing loans decreased $23.7 million (7%, or 28% annualized) to $317.4 million, driven by normal runoff and transfers to non-acquired loans
  - Acquired purchase credit impaired (PCI) loans decreased $7.1 million (6%, or 24% annualized) to $112.8 million, driven by normal runoff and remediation activity
- In terms of loan mix by type in 2015Q2
  - C&I and Owner-Occupied decreased from 32.5% to 31.4% of total loans
  - CRE-Investor increased from 29.2% to 30.1% of total loans
  - AC&D remained at 10.1% of total loans
  - Residential mortgage remained at 13.0% of total loans
  - HELOC decreased from 9.6% to 9.5% of total loans
  - Other loans increased from 5.6% to 5.9% of total loans

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
Loan mix excludes deferred costs (fees).

Loan Production (excluding LHFS)

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Loans by Market Segment

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Metro markets	$ 707,183	$ 784,099	$ 822,756	$ 850,408	$ 901,320
Community markets	418,735	411,861	405,991	396,124	384,977
Central business units	348,980	357,432	351,946	368,320	371,166
Total loans (excluding LHFS)	$1,474,898	$1,553,392	$1,580,693	$1,614,852	$1,657,463


Quarterly Commercial Loan Production ($ in thousands)
YTD + $25.5 million (12%)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$82,967
$100,122
$67,167
$79,355
$124,934
$136,054
$104,954
$100,670
$129,082
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2


Quarterly Consumer Loan Production ($ in thousands)
YTD + $9.0 million (33%)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$4,097
$4,717
$5,260
$10,500
$16,458
$12,207
$8,817
$16,431
$19,505
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2

- As previously noted, total loans, excluding LHFS, increased $42.6 million (3%, or 11% annualized) in 2015Q2 to $1.66 billion
  - Metro markets reported a $50.9 million (6%, or 24% annualized) increase to $901.3 million
  - Community markets reported an $11.1 million (3%, or 11% annualized) decrease to $385.0 million
  - Central business units reported a $2.8 million (1%, or 3% annualized) increase to $371.2 million
    - Driven by Builder Finance and Mortgage
- Loan production improved relative to prior year-to-date results
  - Commercial loan production increased $25.5 million (12%) to $229.8 million for the six months ended 2015Q2, compared to $204.3 million for the six months ended 2014Q2
  - Consumer loan production, which includes small business and private banking, increased $9.0 million (33%) to $35.9 million for the six months ended 2015Q2, compared to $26.9 million for the six months ended 2014Q2

(Unaudited; $ in thousands)
Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance.

Funding Profile

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Funding Profile

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Deposit Mix					
Noninterest bearing DDA	$ 331,866	$ 322,097	$ 321,019	$ 341,488	$ 347,162
MMDA, NOW and savings accounts	878,389	920,310	924,754	949,798	926,448
Time deposits < $250,000	461,208	429,689	412,887	406,759	401,921
Core deposits	1,671,463	1,672,096	1,658,660	1,698,045	1,675,531
Time deposits > $250,000	48,088	52,921	50,923	51,364	63,067
Brokered IND[1]	63,681	64,138	64,200	58,945	62,399
Brokered time deposits	79,475	75,453	77,571	75,783	73,944
Total deposits	$1,862,707	$1,864,608	$1,851,354	$1,884,137	$1,874,941
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 8,575	$ -	$ -	$ 125,000	$ 180,000
FHLB advances	55,000	140,000	180,000	55,000	55,000
Subordinated debt	23,244	23,413	23,583	23,752	23,922
Total borrowings	$ 86,819	$ 163,413	$ 203,583	$ 203,752	$ 258,922
Shareholders' equity	$ 269,547	$ 271,171	$ 275,105	$ 279,118	$ 279,743
Memo Items					
Noninterest bearing DDA to total deposits	17.8%	17.3%	17.3%	18.1%	18.5%
Core deposits to total deposits	89.7%	89.7%	89.6%	90.1%	89.4%
Brokered deposits[2] to total deposits	7.7%	7.5%	7.7%	7.2%	7.3%
Wholesale funding[3] ratio	11.80%	14.94%	16.81%	16.21%	18.52%
Tangible common equity to tangible assets*	10.37%	10.09%	10.13%	10.15%	9.99%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits decreased $9.2 million (0%) to $1.87 billion at 2015Q2, primarily due to seasonal factors
  - Noninterest bearing increased $5.7 million (2%)
  - MMDA, NOW and savings decreased $23.4 million (2%)
  - Total time deposits increased $5.0 million (1%)
  - Core deposits decreased to 89.4% of total deposits
- Other funding activity in 2015Q2 included
  - Total borrowings increased $55.2 million (27%) to $258.9 million
    - Wholesale funding ratio increased to 18.52% from 16.21%
- Total shareholders' equity increased $625,000 (0%) to $279.7 million
  - Increase in retained earnings partially offset by higher unrealized losses in marketable securities and stock repurchases

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
10.60
10.09
10.17
11.00
11.09
11.14 10.28 8.77
11.01 10.04 8.83
11.08 9.94 9.33
11.02 10.12 9.53
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.80
14.94
16.81
16.21
18.52
15.25 10.44 7.92
14.42 9.71 7.14
15.58 12.10 8.22
12.67 11.21 7.76
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
10.37
10.09
10.13
10.15
9.99
9.77 8.85 7.66
9.61 8.63 7.95
9.87 8.94 8.21
10.24 9.73 8.39
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
18.44
18.70
17.99
17.58
17.33
18.00 14.65 7.49
18.05 12.21 7.56
17.10 12.23 7.60
16.20 12.67 9.73
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Asset Quality

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Asset Quality Trends

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Asset Quality Measures					
Nonaccrual loans	$ 5,205	$ 5,894	$ 5,585	$ 6,397	$ 5,545
Troubled debt restructurings	3,550	4,315	3,289	3,273	3,115
Loans 90+-days past due, and still accruing	775	2,485	30	10	-
Nonperforming loans	9,530	12,694	8,904	9,680	8,660
OREO (covered and non-covered)	16,008	13,273	11,990	10,283	9,788
Nonperforming assets	$ 25,538	$ 25,967	$ 20,894	$ 19,963	$ 18,448
Nonperforming loans to total loans (%)	0.65%	0.82%	0.56%	0.60%	0.52%
Nonperforming assets to total assets (%)	1.14%	1.12%	0.89%	0.83%	0.75%
Net charge-offs (recoveries)	$ (460)	$ (764)	$ 776	$ (148)	$ 327
Annualized net charge-offs to average loans (%)	-0.13%	-0.20%	0.20%	-0.04%	0.08%
OREO Analysis					
Beginning OREO	$ 15,526	$ 16,008	$ 13,273	$ 11,990	$ 10,283
Additions	1,734	1,371	2,153	2,011	1,610
Acquired OREO	2,965	-	-	-	-
Write-downs	(210)	(369)	(558)	(104)	(381)
Sales	(4,007)	(3,737)	(2,878)	(3,614)	(1,724)
Ending OREO	$ 16,008	$ 13,273	$ 11,990	$ 10,283	$ 9,788
Memo: Covered OREO	$ 5,234	$ 4,703	$ 3,011	$ 1,713	$ 884
Memo: Covered OREO to Total OREO (%)	32.7%	35.4%	25.1%	16.7%	9.0%

Note: Effective March 31, 2015, the company's FDIC commercial loss share agreement related to Bank of Hiawassee expired. On April 1, 2015, the then remaining balance of $19.6 million in loans and $817,000 in OREO were transferred from "covered" to "non-covered" and from that date the company will no longer benefit from FDIC loss sharing on future losses, if any, associated with these assets.

- Asset quality ratios improved from already attractive levels
  - Nonperforming loans decreased $1.0 million (11%) in 2015Q2 to $8.7 million, representing an 8 basis point decrease to 0.52% of total loans
  - Nonperforming assets decreased $1.5 million (8%) in 2015Q2 to $18.4 million, representing an 8 basis point decrease to 0.75% of total assets
  - Net charge-offs totaled $327,000, or 0.08% of average loans (annualized) in 2015Q2

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)

Allowance for Loan Losses and FMV Adjustments

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Allowance for Loan Losses and FMV Adjustments

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 6,197	$ 4,539	$ 2,993	$ 2,602	$ 2,383
Qualitative ("FAS 5")	2,022	3,582	4,584	5,274	5,709
Specific ("FAS 114")	959	1,337	685	714	327
PCI loan impairments ("SOP 03-3")	-	-	-	-	49
Ending Balance	$ 9,178	$ 9,458	$ 8,262	$ 8,590	$ 8,468
Acquired Loan Fair Market Value (FMV) Adjustments					
Noncovered performing acquired loans	$ 413,532	$ 391,567	$ 365,867	$ 341,937	$ 318,189
Less: remaining FMV adjustments	(3,500)	(3,062)	(2,887)	(2,617)	(2,384)
Performing acquired loans, net	410,032	388,505	362,980	339,320	315,805
FMV adjustments %	*-0.85%*	*-0.78%*	*-0.79%*	*-0.77%*	*-0.75%*
Noncovered PCI loans	134,840	124,633	116,191	104,977	118,226
Less: remaining FMV adjustments	(25,689)	(24,268)	(22,810)	(20,685)	(23,566)
PCI loans, net	109,151	100,365	93,381	84,292	94,660
FMV adjustments %	*-19.05%*	*-19.47%*	*-19.63%*	*-19.70%*	*-19.93%*
Covered (performing and PCI)	65,351	59,441	51,391	46,316	24,957
Less: remaining FMV adjustments	(10,526)	(10,416)	(9,722)	(8,907)	(5,209)
Covered, net	54,825	49,025	41,669	37,409	19,748
FMV adjustments %	*-16.11%*	*-17.52%*	*-18.92%*	*-19.23%*	*-20.87%*
Total acquired loans, net	$ 574,008	$ 537,895	$ 498,030	$ 461,021	$ 430,213
Memo Items					
Total loans, excluding LHFS	$1,474,898	$1,553,392	$1,580,693	$1,614,852	$1,657,463
ALLL to total loans (%)	0.62%	0.61%	0.52%	0.53%	0.51%
Aggregate FMV adjustment	$ 39,715	$ 37,746	$ 35,419	$ 32,209	$ 31,159
Adjusted allowance*	$ 48,893	$ 47,204	$ 43,681	$ 40,799	$ 39,627
Adjusted allowance to total loans* (%)	3.32%	3.04%	2.76%	2.53%	2.39%
Accretion to interest income	$ 4,268	$ 4,096	$ 3,735	$ 3,351	$ 3,300
Reclass to (from) non-accretable difference	(1,829)	(1,933)	(1,619)	(1,155)	(1,653)
Increase from Provident Community	5,615	-	-	-	-
Period end accretable yield	44,095	42,480	40,540	38,465	36,773

- Allowance for loan losses decreased $122,000 (1%) in 2015Q2 to $8.5 million
  - Quantitative component decreased $219,000 (8%) to $2.4 million, reflecting lower 15 quarter loss history
  - Qualitative component increased $435,000 (8%), reflecting management judgment of inherent loss not represented by 15 quarter loss history
  - Allowance for loan losses to total loans decreased 2 basis points to 0.51%
  - 26% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans decreased $1.1 million (3%) in 2015Q2 to $31.2 million
  - FMV adjustments to acquired loans increased 25 basis points to 7.24%
  - Combined allowance and FMV adjustments to total loans decreased 14 basis points to 2.39%*
- Period end accretable yield decreased $1.7 million (4%) in 2015Q2 to $36.8 million

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands) *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix. Covered loans exclude acquired performing reclassified as non-acquired.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
0.65
0.82
0.56
0.60
0.52
3.42 1.79 1.14
3.11 1.57 0.75
2.82 1.67 0.79
2.38 1.87 0.71
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1.14
1.12
0.89
0.83
0.75
3.24 1.82 1.27
3.04 1.61 1.10
2.50 1.60 0.96
2.32 1.74 0.88
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.32
3.04
2.76
2.53
2.39
0.62
0.61
0.52
0.53
0.51
1.65 1.36 1.12
1.57 1.30 1.05
1.50 1.22 0.97
1.38 1.21 0.87
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.50
0.40
0.30
0.20
0.10
-
(0.10)
(0.20)
(0.30)
(0.13)
(0.20)
0.20
(0.04)
0.08
0.38 0.23 0.11
0.24 0.18 0.07
0.28 0.13 0.03
0.23 0.12 0.07
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
75th %
50th %
25th %
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Conclusions

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Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported record operating results
  - Net income increased $486,000 (13%) to record $4.3 million, or $0.10 per share
  - Adjusted net income* increased $515,000 (13%) to record $4.4 million, or $0.10 per share
  - Organic loan growth (excluding LHFS) of $42.6 million, or 11% annualized growth rate
  - Record income from wealth management activities of $906,000
  - Record discretionary assets held under management of $438.3 million
  - Record production in mortgage banking originations of $71.7 million
  - Adjusted noninterest expenses to adjusted operating revenues* decreased 380 basis points to 72.5%
  - Nonperforming loans to total loans decreased 8 basis points to 0.52%
  - Nonperforming assets to total assets decreased 8 basis points to 0.75%
  - Tangible common equity to tangible assets* remained strong at 9.99%
  - Declared cash dividend on common shares of $0.03 per share (July 2015)

- Continued focus on improving operating efficiency
  - Opened second *de novo* branch in Greater Richmond market
  - Introduced high-yield money market deposit account strategy in Greater Richmond
  - Rolled-out beta testing for new online and mobile treasury services platforms (July 2015)
  - Continue to selectively rationalize staffing levels for investment in higher return opportunities

- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to March 31, 2015 and the three months then ended.

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results)

	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 6,542	$ 5,608	$ 5,020	$ 3,706	$ 5,186
Plus: merger-related expenses	167	122	712	2,229	594
loss on sale of securities	-	-	-	63	33
Adjusted pretax income	6,709	5,730	5,732	5,998	5,813
Tax expense	2,331	1,867	1,786	2,030	1,972
Adjusted net income	$ 4,378	$ 3,863	$ 3,946	$ 3,968	$ 3,841
Divided by: weighted average diluted shares	44,301,895	44,326,833	44,323,628	44,233,532	44,213,802
Adjusted net income per share	$ 0.10	$ 0.09	$ 0.09	$ 0.09	$ 0.09
Estimated tax rate for adjustment	*34.75%*	*34.23%*	*31.15%*	*33.85%*	*33.93%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,616	$ 20,426	$ 20,556	$ 20,732	$ 19,079
Less: accelerated mark accretion	(52)	(79)	(134)	(173)	(86)
Less: income from early redemption of investment securities	-	(267)	-	-	-
Adjusted net interest income	20,564	20,080	20,422	20,559	18,993
Divided by: average earning assets	2,185,439	2,155,995	2,107,073	2,066,906	1,938,459
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted net interest margin	3.77%	3.78%	3.85%	3.95%	3.93%
Net interest margin	3.78%	3.84%	3.87%	3.98%	3.95%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,292	$ 4,501	$ 3,351	$ 3,138	$ 3,978
Less: loss on sale of securities	-	-	-	63	33
Adjusted noninterest income	$ 4,292	$ 4,501	$ 3,351	$ 3,201	$ 4,011
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 18,232	$ 19,139	$ 19,307	$ 20,648	$ 18,236
Less: merger-related expenses	(167)	(122)	(712)	(2,229)	(594)
Adjusted noninterest expense	$ 18,065	$ 19,017	$ 18,595	$ 18,419	$ 17,642
Adjusted noninterest expense to average assets					
Adjusted noninterest expense	$ 18,065	$ 19,017	$ 18,595	$ 18,419	$ 17,642
Divided by: average assets	2,406,671	2,383,506	2,342,657	2,304,501	2,168,914
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted noninterest expense to average assets	3.01%	3.24%	3.15%	3.17%	3.26%
Noninterest expense to average assets	3.04%	3.26%	3.27%	3.55%	3.37%
Adjusted operating revenues					
Net Interest Income	$ 20,616	$ 20,426	$ 20,556	$ 20,732	$ 19,079
Plus: adjusted noninterest income	4,292	4,501	3,351	3,201	4,011
Adjusted operating revenues	$ 24,908	$ 24,927	$ 23,907	$ 23,933	$ 23,090
Operating revenues	$ 24,908	$ 24,927	$ 23,907	$ 23,870	$ 23,057
Adjusted noninterest expense to adjusted operating revenues					
Adjusted noninterest expense	$ 18,065	$ 19,017	$ 18,595	$ 18,419	$ 17,642
Divided by: adjusted operating revenues	24,908	24,927	23,907	23,933	23,090
Adjusted noninterest expense to adjusted operating revenues	72.53%	76.29%	77.78%	76.96%	76.41%
Noninterest expense to operating revenues	73.20%	76.78%	80.76%	86.50%	79.09%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted net interest margin, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments and income from early redemption of investment securities), adjusted noninterest expenses to adjusted operating revenues and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results)

	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)
Adjusted return on average assets					
Adjusted net income	$ 4,378	$ 3,863	$ 3,946	$ 3,968	$ 3,841
Divided by: average assets	2,406,671	2,383,506	2,342,657	2,304,501	2,168,914
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average assets	0.73%	0.66%	0.67%	0.68%	0.71%
Return on average assets	0.71%	0.64%	0.59%	0.42%	0.63%
Adjusted return on average equity					
Adjusted net income	$ 4,378	$ 3,863	$ 3,946	$ 3,968	$ 3,841
Divided by: average common equity	280,676	278,187	273,669	271,853	266,304
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average equity	6.26%	5.63%	5.72%	5.79%	5.79%
Return on average equity	6.10%	5.52%	5.01%	3.58%	5.16%
Tangible common equity to tangible assets					
Total assets	$ 2,443,880	$ 2,397,864	$ 2,359,230	$ 2,326,297	$ 2,245,554
Less: intangible assets	(39,462)	(39,852)	(40,200)	(40,547)	(40,894)
Tangible assets	$ 2,404,418	$ 2,358,012	$ 2,319,030	$ 2,285,750	$ 2,204,660
Total common equity	$ 279,743	$ 279,118	$ 275,105	$ 271,171	$ 269,547
Less: intangible assets	(39,462)	(39,852)	(40,200)	(40,547)	(40,894)
Tangible common equity	$ 240,281	$ 239,266	$ 234,905	$ 230,624	$ 228,653
Tangible common equity	$ 240,281	$ 239,266	$ 234,905	$ 230,624	$ 228,653
Divided by: tangible assets	$ 2,404,418	$ 2,358,012	$ 2,319,030	$ 2,285,750	$ 2,204,660
Tangible common equity to tangible assets	9.99%	10.15%	10.13%	10.09%	10.37%
Common equity to assets	11.45%	11.64%	11.66%	11.66%	12.00%
Tangible book value per share					
Issued and outstanding shares	44,910,686	44,877,194	44,859,798	44,850,813	44,833,516
Less: nondilutive restricted stock awards	(985,531)	(882,178)	(921,097)	(931,465)	(919,216)
Period end dilutive shares	43,925,155	43,995,016	43,938,701	43,919,348	43,914,300
Tangible common equity	$ 240,281	$ 239,266	$ 234,905	$ 230,624	$ 228,653
Divided by: period end dilutive shares	43,925,155	43,995,016	43,938,701	43,919,348	43,914,300
Tangible common book value per share	$ 5.47	$ 5.44	$ 5.35	$ 5.25	$ 5.21
Common book value per share	$ 6.37	$ 6.34	$ 6.26	$ 6.17	$ 6.14
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,468	$ 8,590	$ 8,262	$ 9,458	$ 9,178
Plus: acquisition accounting FMV adjustments to acquired loans	31,159	32,209	35,419	37,746	39,715
Adjusted allowance for loan losses	$ 39,627	$ 40,799	$ 43,681	$ 47,204	$ 48,893
Divided by: total loans (excluding LHFS)	$ 1,657,463	$ 1,614,852	$ 1,580,693	$ 1,553,392	$ 1,474,898
Adjusted allowance for loan losses to total loans	2.39%	2.53%	2.76%	3.04%	3.32%
Allowance for loan losses to total loans	0.51%	0.53%	0.52%	0.61%	0.62%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014.

Peer Group

PARKSTERLING
Answers You Can Bank On.℠

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Institution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,540,098	$ 205.1	3.91	137.7	14.9
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	4,159,709	839.1	0.77	200.4	17.9
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	4,173,462	783.8	0.97	213.0	19.8
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,137,687	110.8	-	105.0	16.4
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,231,934	265.0	-	101.5	1.6
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	3,203,718	383.9	2.23	141.8	12.1
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,220,777	336.0	1.88	131.9	13.5
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,585,844	349.4	2.82	144.9	14.0
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	2,055,741	411.4	-	205.7	60.3
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,608,637	346.0	-	97.3	47.5
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,735,036	346.9	0.68	156.5	23.4
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,400,468**	**329.0**	**1.64**	**137.1**	**23.6**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,351,908	803.4	1.07	164.1	21.8
14	South State Corporation	SSB	NASDAQ	SC	Columbia	8,028,704	1,932.6	1.20	300.4	23.4
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	5,828,719	879.9	2.81	145.8	14.7
16	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,393,866	1,068.3	2.87	161.1	17.8
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,665,442	1,340.5	0.94	169.6	18.6
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,267,362	706.1	-	189.6	23.3
										-
	MEDIAN					**$ 3,212,248**	**$ 397.6**	**1.02**	**151.1**	**18.2**

Source: SNL Financial; financial data as of March 31, 2015; market data as of July 15, 2015